UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2008

Date of reporting period:	March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1 REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2

Schedule of Investments	3-11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Notes to Financial Statements	15-25

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

Tax Information/Annual Shareholder Meeting Results	28

Privacy Policy/Proxy Voting Policies & Procedures	29

Dividend Reinvestment Plan	30

Board of Trustees	31-32

Principal Officers	33

PIMCO High Income Fund Letter to Shareholders

May 1, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO High Income Fund (the “Fund”) for the fiscal year ended March 31, 2008.

During the reporting period, higher-income U.S. bonds underperformed the broad bond market. The Merrill Lynch High Yield Master II Index returned (3.53)% during the period, compared with the Lehman Brothers Aggregate Bond Index return of 7.67%.

Since February 2008, industry-wide developments in the auction-rate preferred markets have caused auctions for the Funds’ auction-rate preferred shares (“ARPS”) to fail, as described in Note 5 in the accompanying notes to Financial Statements. At the time this report is being prepared, it is not possible to predict how and when full or partial liquidity will return, if at all, to the closed-end fund ARPS market. Additional information regarding ARPS, failed auctions and potential solutions to address the unprecedented lack of liquidity of the ARPS due to recent failed auctions can be accessed on our Web site, www.allianzinvestors.com/arps.

For performance and specific information on the Fund please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

3.31.08 | PIMCO High Income Fund Annual Report 1

PIMCO High Income Fund Fund Insights/Performance & Statistics

March 31, 2008 (unaudited)

•	For the fiscal year ended March 31, 2008, the Fund had a net asset value (NAV) return of (9.87)% and a market price return of (10.55)%.
•	Both security selection and a strong emphasis on the healthcare sector, which was among the top-performing industry categories, added to performance.
•	As significant pressure weighed on the home construction and building products sectors, avoiding those industry categories almost entirely during the 12-month period contributed materially to returns.
•	Within the energy sector, a focus on pipeline companies, which outperformed all other sub-categories of the broader sector, was a positive for performance.
•	A relatively strong emphasis on the automotive sector, which fell lower as auto manufacturer and captive finance companies came under pressure, detracted from returns.
•	As metals and mining bonds outperformed the overall high-yield bond market, alongside the surge in commodity prices, a relatively small weighting to the sector hindered performance.
•	An emphasis on B-rated issues within the high-yield market was a negative, as these bonds underperformed BB-rated bonds by approximately 150 basis points.
•	Modest exposure to emerging market sovereign debt helped performance, as these bonds outperformed the BB/B-rated corporate market by approximately 600 basis points.
Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 year	(10.55)%	(9.87)%
3 year	8.09%	4.34%
Commencement of Operations (4/30/03) to 3/31/08	8.17%	8.07%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 3/31/08	Market Price	$11.72
NAV	NAV	$11.28
Market Price	Premium to NAV	3.90%
	Market Price Yield(2)	12.48%
	Moody‘s Rating (as a % of total investments)

(1) Past performance is no guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Investment return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at March 31, 2008.

2 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Schedule of Investments

March 31, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 75.7%

Airlines – 0.9%
$8,760	American Airlines, Inc., 8.608%, 4/1/11	Baa3/BB+	$8,409,600
	Continental Airlines, Inc.,
11,604	6.92%, 4/2/13 (a) (b) (g)	NR/NR	11,613,661
3,732	7.373%, 12/15/15	Ba1/BB+	3,377,315
138	United Air Lines, Inc., 6.602%, 9/1/13	Ba2/BBB	137,555
			23,538,131
Automotive – 3.6%
	Allison Transmission (a) (d),
12,000	11.00%, 11/1/15	Caa1/B-	10,500,000
4,000	11.25%, 11/1/15, PIK	Caa1/B-	3,380,000
	ArvinMeritor, Inc.,
1,500	8.125%, 9/15/15	B2/B	1,230,000
19,525	8.75%, 3/1/12	B2/B	17,963,000
1,000	Cooper-Standard Automotive, Inc., 8.375%, 12/15/14	Caa1/CCC+	762,500
	Ford Motor Co.,
19,350	7.45%, 7/16/31	Caa1/CCC+	12,867,750
3,900	7.50%, 8/1/26	NR/NR	2,515,500
3,000	9.215%, 9/15/21	Caa1/CCC+	2,377,500
	General Motors Corp.,
4,000	8.10%, 6/15/24	Caa1/B-	2,800,000
1,300	8.25%, 7/15/23	Caa1/B-	916,500
3,000	8.80%, 3/1/21	Caa1/B-	2,287,500
20,000	9.40%, 7/15/21	Caa1/B-	15,300,000
5,596	Goodyear Tire & Rubber Co., 9.00%, 7/1/15	Ba3/BB-	5,945,750
	Tenneco Automotive, Inc.,
7,025	8.625%, 11/15/14	B3/B	6,937,188
7,214	10.25%, 7/15/13	Ba3/BB	7,682,910
			93,466,098
Building/Construction – 0.5%
11,985	Ahern Rentals, Inc., 9.25%, 8/15/13	B3/B+	9,558,037
€2,000	Grohe Holding GmbH, 8.625%, 10/1/14	B3/CCC+	2,479,821
			12,037,858
Chemicals – 1.7%
	ARCO Chemical Co.,
$3,808	9.80%, 2/1/20	B3/B	3,217,760
2,000	10.25%, 11/1/10	B3/B	2,040,000
5,500	Great Lakes Chemical Corp., 7.00%, 7/15/09	Ba2/BB+	5,692,500
21,925	Ineos Group Holdings PLC, 8.50%, 2/15/16 (a) (d)	B3/B-	17,156,312
15,300	Nalco Co., 8.875%, 11/15/13	B3/B-	15,797,250
			43,903,822
Commercial Products – 0.8%
21,200	Hertz Corp., 8.875%, 1/1/14	B1/BB-	20,193,000
Computer Services – 2.2%
20,870	First Data Corp., 9.875%, 9/24/15 (a) (d)	B3/B	17,191,662
	SunGard Data Systems, Inc.,
21,556	9.125%, 8/15/13	Caa1/B+	21,879,340
17,000	10.25%, 8/15/15	Caa1/B-	17,170,000
			56,241,002

3.31.08 | PIMCO High Income Fund Annual Report 3

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Consumer Products – 0.9%
	Buhrmann U.S., Inc.,
$500	7.875%, 3/1/15	B2/B	$470,000
6,875	8.25%, 7/1/14	B2/BB-	6,496,875
16,400	NPC International, Inc., 9.50%, 5/1/14	Caa1/B-	14,924,000
			21,890,875
Containers & Packaging – 1.0%
	Berry Plastics Holding Corp.,
10,750	8.875%, 9/15/14	Caa1/B	9,433,125
1,700	10.25%, 3/1/16	Caa2/CCC+	1,317,500
6,263	Jefferson Smurfit Corp., 8.25%, 10/1/12	B3/B-	5,675,844
	Smurfit-Stone Container,
2,475	8.00%, 3/15/17	B3/B-	2,091,375
7,000	8.375%, 7/1/12	B3/B-	6,370,000
			24,887,844
Electronics – 1.2%
14,150	Sanmina-SCI Corp., 8.125%, 3/1/16	B3/B-	12,593,500
20,375	Sensata Technologies BV, 8.00%, 5/1/14	B3/B-	18,031,875
			30,625,375
Financial Services – 14.7%
29,370	AES Ironwood LLC, 8.857%, 11/30/25	B1/B+	32,012,900
7,672	AES Red Oak LLC, 8.54%, 11/30/19	B1/BB-	7,710,055
20,125	American Express Co., 7.00%, 3/19/18	NR/NR	21,180,798
13,000	Bank of America Corp., 8.00%, 1/30/18, FRN (i)	Aa3/A+	13,041,860
5,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a) (d)	B2/B	3,775,000
7,700	Chukchansi Economic Development Authority, 8.00%, 11/15/13 (a) (d)	B2/BB-	6,968,500
9,977	Consolidated Communications Holdings, Inc., 9.75%, 4/1/12	B1/BB-	10,513,264
	Ford Motor Credit Co. LCC,
10,000	7.127%, 1/13/12, FRN	B1/B	7,403,430
85,950	8.00%, 12/15/16	B1/B	67,417,633
37,305	General Motors Acceptance Corp. LLC, 8.00%, 11/1/31	B1/B+	26,793,160
15,800	Hexion U.S. Finance Corp., 9.75%, 11/15/14	B3/B	17,024,500
	JET Equipment Trust (a) (d) (f) (g),
91	7.63%, 8/15/12	NR/NR	30,431
259	10.00%, 6/15/12	NR/NR	225,645
18,445	KRATON Polymers LLC, 8.125%, 1/15/14	B3/CCC+	15,401,575
	LVB Acquisition Merger Sub., Inc. (a) (d),
13,375	10.375%, 10/15/17, PIK	B3/B-	13,943,438
37,625	11.625%, 10/15/17	Caa1/B-	37,813,125
10,025	Nuveen Investments, Inc., 10.50%, 11/15/15 (a) (d)	B3/B-	8,646,562
£2,852	Royal Bank of Scotland PLC, 9.37%, 4/6/11, FRN (g)	NR/NR	4,535,386
$21,203	Universal City Development Partners Ltd., 11.75%, 4/1/10	B1/B+	21,839,090
8,030	Universal City Florida Holding Co., 8.375%, 5/1/10	B3/B-	7,909,550
	UPC Holding BV,
€1,200	7.75%, 1/15/14	B3/B-	1,694,676
€10,200	8.625%, 1/15/14	B3/B-	14,687,590
$36,100	Wachovia Corp., 7.98%, 3/15/18, FRN (i)	A2/A	35,577,741
6,100	Yankee Acquisition Corp., 9.75%, 2/15/17	Caa1/CCC+	4,880,000
			381,025,909

4 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Food – 1.7%
$5,500	American Stores Co., 8.00%, 6/1/26	NR/NR	$5,594,528
1	Dole Foods Co., Inc., 8.875%, 3/15/11	Caa1/CCC+	663
24,925	Ingles Markets, Inc., 8.875%, 12/1/11	B3/B+	25,298,875
15,145	Pilgrim’s Pride Corp., 8.375%, 5/1/17	B2/B	13,403,325
			44,297,391
Food Services – 0.7%
16,850	ARAMARK Corp., 8.50%, 2/1/15	B3/B	16,976,375
Healthcare & Hospitals – 5.9%
34,950	Community Health Systems, Inc., 8.875%, 7/15/15	B3/B-	35,255,812
	HCA, Inc.,
19,631	7.19%, 11/15/15	Caa1/B-	16,749,837
14,124	7.50%, 12/15/23	Caa1/B-	11,162,564
4,130	7.58%, 9/15/25	Caa1/B-	3,253,928
2,000	7.69%, 6/15/25	Caa1/B-	1,595,362
7,900	8.36%, 4/15/24	Caa1/B-	6,598,191
3,994	8.75%, 9/1/10	Caa1/B-	4,013,970
22,052	9.00%, 12/15/14	Caa1/B-	20,533,786
13,000	9.25%, 11/15/16	B2/BB-	13,520,000
14,450	9.625%, 11/15/16, PIK	B2/BB-	15,028,000
	Tenet Healthcare Corp.,
4,300	9.25%, 2/1/15	Caa1/B	4,042,000
20,575	9.875%, 7/1/14	Caa1/B	20,009,188
			151,762,638
Hotels/Gaming – 1.3%
16,179	Harrah’s Operating Co., Inc., 10.75%, 2/1/16 (a) (d)	B3/B-	13,711,702
3,325	Herbst Gaming, Inc., 8.125%, 6/1/12	Caa2/CC	623,438
13,779	Mandalay Resort Group, 9.375%, 2/15/10	B1/B+	14,261,265
6,525	Station Casinos, Inc., 7.75%, 8/15/16	B2/B+	5,285,250
			33,881,655
Machinery – 0.3%
2,600	Chart Industries, Inc., 9.125%, 10/15/15	B3/B	2,561,000
4,025	Terex Corp., 8.00%, 11/15/17	Ba3/B+	4,025,000
			6,586,000
Metals & Mining – 0.3%
8,305	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Ba2/BB	8,834,444
Miscellaneous – 2.9%
73,824	Dow Jones CDX U.S. High Yield, 8.375%, 12/29/11 (a) (d) (h)	B3/NR	73,362,898
Multi-Media – 4.3%
3,000	Cablemas S.A. de C.V., 9.375%, 11/15/15 (a) (d)	B1/BB-	3,270,000
5,600	Cablevision Systems Corp., 8.00%, 4/15/12	B2/B+	5,474,000
7,700	CanWest MediaWorks L.P., 9.25%, 8/1/15 (a) (d)	B2/CCC+	7,122,500
5,925	CCH I Holdings LLC, 9.92%, 4/1/14	Caa3/CCC	2,844,000
42,850	CCO Holdings LLC, 8.75%, 11/15/13	Caa1/CCC	36,851,000
10,000	Charter Communications Holdings I LLC, 11.00%, 10/1/15	Caa3/CCC	7,000,000
11,325	Charter Communications Operating LLC, 8.375%, 4/30/14 (a) (d)	B3/B-	10,249,125
	CSC Holdings, Inc.,
4,800	7.625%, 7/15/18	B1/BB	4,404,000
4,485	7.875%, 2/15/18	B1/BB	4,171,050
2,000	8.125%, 7/15/09	B1/BB	2,025,000
€6,045	Lighthouse International Co. S.A., 8.00%, 4/30/14 (a) (d)	B2/BB-	7,519,205
$7,000	Nielsen Finance LLC, 10.00%, 8/1/14	Caa1/B-	7,000,000

3.31.08 | PIMCO High Income Fund Annual Report 5

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Multi-Media (continued)
$7,895	Rogers Cable, Inc., 8.75%, 5/1/32	Baa3/BBB-	$8,771,874
4,750	Unity Media GmbH, 10.375%, 2/15/15 (a) (d)	Caa2/B-	4,298,750
			111,000,504
Oil & Gas – 5.7%
17,000	Dynegy Holdings, Inc., 8.375%, 5/1/16	B2/B	16,915,000
10,325	Dynergy-Roseton Danskammer, Inc., 7.67%, 11/8/16	Ba3/B	10,344,411
	El Paso Corp.,
26,000	7.80%, 8/1/31	Ba3/BB-	26,830,986
27,850	8.05%, 10/15/30	Ba3/BB-	29,234,257
3,000	Enbridge Energy Partners L.P., 8.05%, 10/1/37, FRN	Baa3/BB+	2,766,852
	Ferrellgas L.P.,
14,325	8.75%, 6/15/12	B2/B-	14,629,406
20,000	8.87%, 8/1/09 (a) (b) (g)	NR/NR	21,364,154
7,000	OPTI Canada, Inc., 8.25%, 12/15/14	NR/NR	6,965,000
17,125	SemGroup L.P., 8.75%, 11/15/15 (a) (d)	B1/NR	15,755,000
1,099	Williams Cos., Inc., 7.875%, 9/1/21	Baa3/BB+	1,196,536
			146,001,602
Paper/Paper Products – 2.7%
8,750	Cascades, Inc., 7.25%, 2/15/13	Ba3/BB-	7,765,625
	Georgia-Pacific Corp.,
27,775	8.00%, 1/15/24	B2/B+	24,580,875
16,585	8.875%, 5/15/31	B2/B+	14,843,575
	Verso Paper Holdings LLC,
11,800	9.125%, 8/1/14	B2/B+	11,446,000
12,500	11.375%, 8/1/16	B3/CCC+	11,531,250
			70,167,325
Printing/Publishing – 1.6%
1,131	Dex Media West LLC, 9.875%, 8/15/13	B1/BB-	986,797
1,000	Hollinger, Inc., 11.875%, 3/1/11 (a) (b) (d) (f) (g)	NR/NR	202,180
54,925	RH Donnelley Corp., 8.875%, 1/15/16	B3/B	35,014,688
6,100	TL Acquisitions, Inc., 10.50%, 1/15/15 (a) (d)	Caa1/CCC+	5,276,500
			41,480,165
Real Estate – 0.3%
6,696	Delhaize America, Inc., 9.00%, 4/15/31	Baa3/BBB-	8,080,351
Retail – 0.8%
27,875	Bon-Ton Stores, Inc., 10.25%, 3/15/14	Caa1/CCC+	18,745,937
€2,775	Edcon Proprietary Ltd., 7.856%, 6/15/14, FRN (a) (d)	B2/BB-	2,924,089
			21,670,026
Semi-conductors – 1.0%
	Freescale Semiconductor, Inc.,
$31,675	8.875%, 12/15/14	B2/B-	24,944,063
550	9.125%, 12/15/14, PIK	B2/B-	404,250
1,490	10.125%, 12/15/16	B3/B-	1,013,200
			26,361,513
Telecommunications – 14.8%
14,555	Centennial Communications Corp., 8.125%, 2/1/14	B2/B	13,827,250
30,550	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	28,793,375
24,425	Citizens Communications Co., 9.00%, 8/15/31	Ba2/BB+	21,494,000
16,550	Cricket Communications, Inc., 9.375%, 11/1/14	Caa1/B-	15,763,875

6 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Telecommunications (continued)
	Digicel Group Ltd. (a) (d),
$18,175	8.875%, 1/15/15	Caa2/NR	$15,221,562
2,717	9.125%, 1/15/15, PIK	Caa2/NR	2,248,318
	Hawaiian Telcom Communications, Inc.,
12,225	9.75%, 5/1/13	B3/CCC	6,662,625
1,250	10.318%, 5/1/13, FRN	B3/CCC	656,250
	Intelsat Bermuda Ltd.,
20,000	9.25%, 6/15/16	B3/BB-	20,250,000
10,000	11.25%, 6/15/16	Caa2/CCC+	10,187,500
16,850	Intelsat Subsidiary Holding Co., Ltd., 8.625%, 1/15/15	B3/BB-	17,060,625
25,500	MetroPCS Wireless, Inc., 9.25%, 11/1/14	Caa1/B-	23,587,500
	Nordic Telephone Co. Holdings ApS,
€2,300	8.25%, 5/1/16 (a) (d)	B2/B	3,462,242
€5,000	8.25%, 5/1/16	B2/B	7,526,613
$12,425	8.875%, 5/1/16 (a) (d)	B2/B	12,114,375
	Nortel Networks Ltd.,
21,400	10.125%, 7/15/13	B3/B-	19,688,000
16,875	10.75%, 7/15/16	NR/NR	15,503,906
14,625	PanAmSat Corp., 6.875%, 1/15/28	B1/BB-	11,626,875
31,000	Qwest Capital Funding, Inc., 7.90%, 8/15/10	B1/B+	31,155,000
2,079	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,964,655
10,450	Qwest Corp., 8.875%, 3/15/12	Ba1/BBB-	10,711,250
18,020	Rural Cellular Corp., 9.875%, 2/1/10	B3/CCC	18,605,650
4,000	Sprint Capital Corp., 8.75%, 3/15/32	Baa3/BBB-	3,387,556
12,100	Superior Essex Communications LLC, 9.00%, 4/15/12	B3/B+	11,706,750
4,000	TelCordia Technologies, Inc., 8.008%, 7/15/12, FRN (a) (d)	B2/B	3,060,000
24,975	Time Warner Telecom Holdings, Inc., 9.25%, 2/15/14	B3/CCC+	25,349,625
	West Corp.,
8,280	9.50%, 10/15/14	Caa1/B-	7,452,000
6,500	11.00%, 10/15/16	Caa1/B-	5,525,000
13,000	Wind Acquisition Finance S.A., 10.75%, 12/1/15 (a) (d)	B2/B	13,325,000
2,000	Windstream Corp., 8.625%, 8/1/16	Ba3/BB	1,975,000
3,075	Windstream Regatta Holdings, Inc., 11.00%, 12/1/17 (a) (d)	B2/B	1,891,125
			381,783,502
Transportation – 0.1%
2,400	Grupo Transportacion Ferroviaria Mexicana S.A. de C.V., 9.375%, 5/1/12	B2/NR	2,490,000
Utilities – 3.8%
2,000	Empresa Energetica de Sergipe and Sociedade Anonima de Eletrificaao da Paraiba, 10.50%, 7/19/13 (a) (d)	Ba3/B+	2,357,046
16,365	Energy Future Holdings Corp., 10.875%, 11/1/17 (a) (d)	B3/B-	16,610,475
19,450	Legrand Holding S.A., 8.50%, 2/15/25	Baa3/BBB	21,984,257
19,534	Midwest Generation LLC, 8.56%, 1/2/16	Baa3/BB+	21,194,744
21,500	PSE&G Energy Holdings LLC, 8.50%, 6/15/11	Ba3/BB-	22,855,166
12,000	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15 (a) (d)	B3/CCC	12,015,000
			97,016,688
Total Corporate Bonds & Notes (cost-$2,097,007,459)			1,949,562,991

3.31.08 | PIMCO High Income Fund Annual Report 7

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

U.S. GOVERNMENT AGENCY SECURITIES – 14.2%
	Fannie Mae, MBS, TBA (e),
$37,000	5.00%	Aaa/AAA	$36,543,272
133,600	5.50%	Aaa/AAA	134,873,342
184,300	6.00%	Aaa/AAA	188,821,063
5,000	Freddie Mac, 5.50%, MBS, TBA (e)	Aaa/AAA	5,049,220
Total U.S. Government Agency Securities (cost-$359,087,375)			365,286,897

SENIOR LOANS (a) (c) – 3.7%

Chemicals – 0.0%
	INEOS Group Ltd., Term A (b),
386	4.655%, 5/28/08		340,126
1,148	4.635%, 9/28/08		1,006,569
			1,346,695
Commercial Products – 0.2%
7,300	Berry Plastics, 11.646%, 6/5/14 (b)		6,238,764
Entertainment – 0.5%
	Tribune Co.,
13,482	5.542%, 5/30/14, Term B		9,069,227
3,034	7.396%, 5/30/09, Term X		2,728,374
			11,797,601
Financial Services – 0.6%
19,900	Chrysler Financial Corp., 6.80%, 8/3/12		16,552,939
Healthcare & Hospitals – 0.1%
	HealthSouth Corp.,
19	5.21%, 2/2/13		17,808
3,979	5.50%, 2/2/13		3,686,649
			3,704,457
Recreation – 0.4%
	Amadeus Global Travel (b),
€809	6.752%, 7/1/14, Term A		1,122,292
$1,250	6.846%, 7/1/13, Term B		1,061,111
1,250	7.096%, 6/29/12, Term C		1,078,541
6,948	Travelport, 4.954%, 8/23/13, Term DD		6,079,063
			9,341,007
Semi-conductors – 0.6%
10,700	Sensata Technologies Inc., 9.883%, 10/27/13		14,496,256
Telecommunications – 0.7%
	Integra Telecom, Inc., Term T (b),
1,627	6.946%, 8/31/13		1,496,894
1,345	7.335%, 8/31/13		1,236,975
1,008	7.438%, 8/31/13		927,731
	Nordic Telephone Co. Holdings ApS,
€1,434	6.05%, 11/30/14, Term B		2,139,883
€1,485	6.30%, 11/30/14, Term C		2,231,979
$1,888	NTL Investment, 6.055%, 9/3/12, Term B		1,669,496
	Telesat,
4,200	11.50%, 10/31/08		4,011,000
1,000	10.00%, 10/31/08		955,000

8 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Telecommunications (continued)
$3,000	West Corp., 7.00%, 10/24/13, Term B (b)		$2,607,501
			17,276,459
Utilities – 0.4%
10,600	Sandridge Energy, Inc., 8.625%, 4/1/15, Term CD		10,480,750
Wholesale – 0.2%
4,888	Roundy’s, Inc., 5.69%, 11/3/11, Term B		4,582,617
Total Senior Loans (cost-$106,156,005)			95,817,545

MUNICIPAL BONDS & NOTES – 0.8%

California – 0.6%
	Los Angeles Community Redev. Agcy. Rev., Ser. H,
725	9.00%, 9/1/12	NR/NR	778,578
1,160	9.75%, 9/1/17	NR/NR	1,254,343
1,375	9.75%, 9/1/22	NR/NR	1,464,636
2,170	9.75%, 9/1/27	NR/NR	2,293,386
3,480	9.75%, 9/1/32	NR/NR	3,672,618
	San Diego Redev. Agcy., Tax Allocation,
1,785	6.59%, 11/1/13	Baa3/NR	1,899,276
1,435	7.49%, 11/1/18	Baa3/NR	1,539,898
1,885	7.74%, 11/1/21	Baa3/NR	2,004,509
			14,907,244
Pennsylvania – 0.2%
	Economic Dev. Financing Auth. Rev., VRN (l),
5,300	6.75%, 12/1/36, Ser. A	NR/NR	5,286,697
1,000	6.75%, 12/1/36	NR/NR	997,490
			6,284,187
Total Municipal Bonds & Notes (cost-$20,616,961)			21,191,431

ASSET-BACKED SECURITIES – 0.0%
688	Reliant Energy Mid-Atlantic Power Holdings LLC, 9.237%, 7/2/17 (cost-$723,605)	Ba2/B+	718,980

PREFERRED STOCK – 0.0%

Shares

Telecommunications – 0.0%
155,565	Superior Essex Holding Corp., 9.50%, Ser. A (cost-$129,313)	NR/NR	186,678

SHORT-TERM INVESTMENTS – 5.6%

Principal Amount (000)

U.S. Treasury Bills (j) – 2.8%
$71,500	1.29%-2.13%, 5/29/08-6/26/08 (cost-$71,327,078)		71,140,278

3.31.08 | PIMCO High Income Fund Annual Report 9

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

Principal Amount (000)		Value

Repurchase Agreements – 2.8%
$15,258	State Street Bank & Trust Co., dated 3/31/08, 1.90%, due 4/1/08, proceeds $15,258,805; collateralized by Federal Home Loan Bank, 5.00%, due 4/25/08, valued at $15,566,119 including accrued interest	$15,258,000
57,100	Deutsche Bank AG, dated 3/31/08, 1.20%, due 4/1/08, proceeds $57,101,903; collateralized by U.S. Treasury Inflation Index Bond, 3.00%, due 7/15/12, valued at $58,243,764 including accrued interest	57,100,000
Total Repurchase Agreements (cost-$72,358,000)		72,358,000
Total Short-Term Investments (cost-$143,685,078)		143,498,278

OPTIONS PURCHASED (k) – 0.0%

Contracts/ Notional Amount

Put Options – 0.0%
	Financial Future Euro–90 day (CME),
969	strike price $94.63, expires 9/15/08 (cost-$14,535)	2
Total Investments before options written (cost-$2,727,420,331) – 100.0%		2,576,262,802

OPTIONS WRITTEN (k) – (0.0)%

Call Options – (0.0)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
5,300,000	strike rate 1.50%, expires 9/20/08	(81,355)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
1,100,000	strike rate 1.50%, expires 9/22/08	(16,885)
		(98,240)
Put Options – (0.0)%
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
5,300,000	strike rate 1.50%, expires 9/20/08	(20,900)
	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
1,100,000	strike rate 1.50%, expires 9/22/08	(101,495)
		(122,395)
Total Options Written (premiums received-$242,140)		(220,635)
Total Investments net of options written (cost-$2,727,178,191) – 100.0%		$2,576,042,167

Notes to Schedule of Investments:
*	Unaudited
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $474,423,129, representing 18.42% of total investments.

10 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Schedule of Investments

March 31, 2008 (continued)

(b)	Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2008.

(d)

144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery security. To be delivered after March 31, 2008.
(f)	Security in default.
(g)

Securities with an aggregate value of $37,971,457, representing 1.47% of total investments, have been fair-valued using modeling tools or methods as described in Note 1(a) in the Notes to Financial Statements.

(h)	Credit-linked trust certificate.
(i)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(j)	All or partial amount segregated as collateral for options written, delayed-delivery securities and swaps.
(k)	Non-income producing.
(l)	Subject to Alternative Minimum Tax.

Glossary:
	£-	British Pound
	€-	Euro
CME	-	Chicago Mercantile Exchange
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2008.
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
TBA	-	To Be Announced
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2008.

See accompanying Notes to Financial Statements. | 3.31.08 | PIMCO High Income Fund Annual Report 11

PIMCO High Income Fund Statement of Assets and Liabilities

March 31, 2008

Assets:
Investments, at value (cost-$2,727,420,331)	$2,576,262,802
Cash (including foreign currency of $725,402 with a cost of $720,876)	811,246
Interest receivable	52,930,281
Premium for swaps purchased	39,903,284
Receivable for investments sold	37,333,556
Unrealized appreciation of swaps	31,242,431
Unrealized appreciation on forward foreign currency contracts	5,521,940
Deposits with brokers for futures contracts collateral	2,110,000
Receivable for variation margin on futures contracts	321,525
Receivable for terminated swaps	107,930
Prepaid expenses	97,558
Total Assets	2,746,642,553

Liabilities:
Payable for investments purchased	399,396,793
Unrealized depreciation of swaps	95,644,456
Dividends payable to common and preferred shareholders	14,633,471
Unrealized depreciation of forward foreign currency contracts	5,488,990
Premium for swaps sold	4,961,442
Payable for terminated swaps	4,902,529
Investment management fees payable	1,311,597
Options written, at value (premiums received—$242,140)	220,635
Accrued expenses	356,912
Total Liabilities	526,916,825
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 36,000 shares issued and outstanding)	900,000,000
Net Assets Applicable to Common Shareholders	$1,319,725,728

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 117,007,308 shares issued and outstanding)	$1,170
Paid-in-capital in excess of par	1,663,749,872
Dividends in excess of net investment income	(7,940,667)
Accumulated net realized loss	(132,696,454)
Net unrealized depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(203,388,193)
Net Assets Applicable to Common Shareholders	$1,319,725,728
Net Asset Value Per Common Share	$11.28

12 PIMCO High Income Fund Annual Report | 3.31.08 | See accompanying Notes to Financial Statements.

PIMCO High Income Fund Statement of Operations

For the Year ended March 31, 2008

Investment Income:
Interest	$215,510,851
Facility and other fee income	4,916,584
Dividends	1,959,904
Total Investment Income	222,387,339

Expenses:
Investment management fees	17,405,905
Interest expense	3,355,825
Auction agent fees and commissions	2,263,418
Custodian and accounting agent fees	443,245
Shareholder communications	324,748
Trustees’ fees and expenses	165,472
Audit and tax services	91,800
New York Stock Exchange listing fees	89,856
Insurance expense	45,334
Legal fees	40,762
Transfer agent fees	34,260
Miscellaneous	33,228
Total expenses	24,293,853
Less: custody credits earned on cash balances	(118,767)
Net expenses	24,175,086

Net Investment Income	198,212,253

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,942,967)
Futures contracts	(957,984)
Options written	252,000
Swaps	36,899,574
Foreign currency transactions	(7,728,840)
Net change in unrealized appreciation/depreciation of:
Investments	(265,233,113)
Futures contracts	13,183,512
Options written	21,505
Swaps	(76,968,453)
Foreign currency transactions	274,313
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(307,200,453)
Net Decrease in Net Assets Resulting from Investment Operations	(108,988,200)

Dividends and Distributions on Preferred Shares from:
Net investment income	(41,838,277)
Net realized gains	(4,379,378)
Total dividends and distributions on preferred shares	(46,217,655)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(155,205,855)

See accompanying Notes to Financial Statements. | 3.31.08 | PIMCO High Income Fund Annual Report 13

PIMCO High Income Fund Statement of Changes in Net Assets
Applicable to Common Shareholders

	Year ended March 31, 2008	Year ended March 31, 2007
Investment Operations:
Net investment income	$198,212,253	$193,219,352
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	21,521,783	17,630,470
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(328,722,236)	59,953,003
Net increase (decrease) in net assets resulting from investment operations	(108,988,200)	270,802,825

Dividends and Distributions on Preferred Shares from:
Net investment income	(41,838,277)	(41,072,292)
Net realized gains	(4,379,378)	(3,925,740)
Total dividends and distributions to preferred shareholders	(46,217,655)	(44,998,032)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(155,205,855)	225,804,793

Dividends and Distributions to Common Shareholders from:
Net investment income	(169,914,803)	(168,270,342)
Net realized gains	(129,803,096)	(37,751,236)
Total dividends and distributions to common shareholders	(299,717,899)	(206,021,578)

Capital Share Transactions:
Reinvestment of dividends and distributions	18,376,680	16,386,960
Total increase (decrease) in net assets applicable to common shareholders	(436,547,074)	36,170,175

Net Assets Applicable to Common Shareholders:
Beginning of year	1,756,272,802	1,720,102,627
End of year (including dividends in excess of net investment income of $(7,940,667) and $(8,312,245), respectively)	$1,319,725,728	$1,756,272,802

Common Shares Issued in Reinvestment of Dividends and Distributions	1,417,741	1,094,235

14 PIMCO High Income Fund Annual Report | 3.31.08 | See accompanying Notes to Financial Statements.

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

1. Organization and Significant Accounting Policies

PIMCO High Income Fund (the “Fund”), was organized as a Massachusetts business trust on February 18, 2003. Prior to commencing operations on April 30, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing in a diversified portfolio of U.S. dollar-denominated debt obligations and other income-producing securities that are primarily rated below investment grade.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at March 31, 2008. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing SFAS 157 against its current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, or person acting at their discretion pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from

3.31.08 | PIMCO High Income Fund Annual Report 15

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

1. Organization and Significant Accounting Policies (continued)

yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Board of Trustees. At March 31, 2008, no Senior Loans were fair valued. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities

16 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

1. Organization and Significant Accounting Policies (continued)

equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(g) Option Transactions

The Fund may purchase and write (sell) put and call options, for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Fund are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in the change in unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default

3.31.08 | PIMCO High Income Fund Annual Report 17

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

1. Organization and Significant Accounting Policies (continued)

swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/ delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse

18 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

1. Organization and Significant Accounting Policies (continued)

repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At March 31, 2008 the Fund had no reverse repurchase agreements outstanding. The weighted average daily balance of reverse repurchase agreements outstanding for the year ended March 31, 2008 was $74,927,885 at a weighted average interest rate of 4.93% (for 327 days open during the year).

(n) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.70% of the Fund’s average daily net assets, including assets attributable to any preferred shares that may be outstanding.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

3. Investment in Securities

For the year ended March 31, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $2,587,452,180 and $2,531,425,603, respectively.

(a) Futures contracts outstanding at March 31, 2008:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Long:	Financial Future Euro – 90 day	749	$182,999	6/16/08	$3,050,028
	Financial Future Euro – 90 day	859	210,251	9/15/08	4,185,325
	Financial Future Euro – 90 day	763	186,582	3/16/09	4,338,544
	Financial Future Euro – 90 day	95	23,072	12/14/09	458,771
					$12,032,668

3.31.08 | PIMCO High Income Fund Annual Report 19

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

3. Investments in Securities (continued)

(b) Transactions in options written for the year ended March 31, 2008:

	Notional/Contracts	Premiums
Options outstanding, March 31, 2007	–	$–
Options written	28,800,000	494,140
Options terminated in closing purchase transactions	(16,000,000)	(252,000)
Options outstanding, March 31, 2008	12,800,000	$242,140

(c) Credit default swaps contracts outstanding at March 31, 2008:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) By Fund	Unrealized Appreciation (Depreciation)
Bank of America:
AES	$5,000	6/20/10	(2.60)%	$(32,161)
Georgia-Pacific	9,500	6/20/13	6.00%	194,819
GMAC	1,000	3/20/09	5.00%	40,476
HCA	8,000	9/1/10	(3.73)%	43,784
Reliant Energy	5,000	6/20/10	(2.95)%	8,507

Barclays Bank:
ARAMARK	5,000	6/20/10	(3.95)%	1,523
Dow Jones CDX	10,000	12/20/12	0.758%	105,462
MGM	2,000	6/20/13	(4.60)%	10,454

Citigroup:
Avis Rent-A-Car	3,000	3/20/13	(6.25)%	28,659
Celestica	5,000	6/20/10	(3.85)%	(73,861)
Community Health Systems	5,000	6/20/10	(3.90)%	22,122
First Data	5,000	6/20/10	(6.95)%	(26,413)
GMAC	10,000	6/20/12	7.28%	(1,431,194)
LCDX	15,000	12/20/12	2.25%	(617,149)
SunGard Data Systems	5,000	6/20/10	(4.10)%	(36,013)
SunGard Data Systems	1,950	9/20/12	2.92%	(154,208)
Williams Co.	4,000	10/1/10	(0.77)%	7,637

Credit Sussie First Boston:
Forest Oil	5,000	9/20/12	3.06%	62,732
Sanmina	2,800	9/20/12	4.22%	(238,076)

Deutsche Bank:
Dow Jones CDX	2,000	12/20/12	0.76%	22,400
Dow Jones CDX	5,000	12/20/17	(7.90)%	(158,537)

Goldman Sachs:
Allied Waste	5,000	6/20/10	(2.50)%	(7,600)
American Axle & Manufacturing	10,000	6/20/13	(6.25)%	(31,373)
ArvinMeritor	5,000	6/20/10	(6.98)%	28,829
Dow Jones CDX	11,500	12/20/12	0.60%	130,371
Georgia-Pacific	5,000	6/20/10	(4.50)%	(69,523)
GMAC	15,000	3/20/12	6.45%	(2,430,392)
HCA	5,000	6/20/10	(4.19)%	(34,008)
Masco	10,000	6/20/13	(3.15)%	(93,793)
Mirant	8,000	6/20/13	(4.95)%	(123,922)
RadioShack	8,000	6/20/13	(2.45)%	(227,662)

20 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) By Fund	Unrealized Appreciation (Depreciation)
Sears, Roebuck & Co.	$5,000	6/20/13	(4.35)%	$(104,282)
TRW Automotive	5,000	6/20/10	(3.69)%	(47,711)
Waste Management	10,000	6/20/13	(1.13)%	(82,223)

JPMorgan Chase:
CenturyTel	8,000	3/20/13	(1.99)%	(177,667)
Dow Jones CDX	32,800	12/20/12	0.60%	298,073
Eastman Kodak	2,000	6/20/13	(4.61)%	(33,642)
Eastman Kodak	7,000	6/20/13	(4.50)%	(84,783)
GMAC	3,000	3/20/12	2.11%	(785,611)
Hertz	5,000	6/20/10	(4.95)%	14,461
Smurfit-Stone Container	4,700	12/20/09	2.30%	(212,721)

Lehman Brothers:
ARAMARK	5,000	9/20/08	2.25%	(15,833)
ArvinMeritor	3,000	12/20/09	2.35%	(214,549)
Avis Rent-A-Car	5,000	3/20/13	(6.25)%	47,766
Celestica	6,400	9/20/12	4.25%	(184,193)
CSC Holdings	2,000	9/20/12	2.52%	(171,233)
Dow Jones CDX	4,950	12/20/12	3.75%	(256,761)
Dynegy	5,000	9/20/08	2.00%	4,141
Freescale Semiconductor	5,000	9/20/08	3.25%	(76,558)
GMAC	3,900	12/20/12	7.95%	(500,184)
GMAC	4,000	12/20/12	8.00%	(507,964)
Harrah’s Operating	5,000	9/20/08	3.75%	(66,087)
HCA	2,000	9/20/12	3.04%	(162,654)
L-3 Communications	5,000	9/20/08	1.00%	6,651
LCDX	6,548	6/20/12	1.20%	(536,559)
LCDX	5,000	12/20/12	2.25%	(208,216)
MGM	8,000	3/20/13	(4.58)%	24,981
NRG Energy	5,000	9/20/11	2.25%	(276,441)
Sanmina	5,000	9/20/08	3.25%	(1,836)

Merrill Lynch & Co.:
Dow Jones CDX	4,968	12/20/10	1.55%	27,312
Dow Jones CDX	25,200	12/20/10	4.53%	506,575
Dow Jones CDX	56,000	12/20/11	3.55%	—
Dow Jones CDX	19,300	12/20/12	3.23%	(2,106,893)
Dow Jones CDX	10,000	12/20/12	3.51%	(976,836)
Dow Jones CDX	6,000	6/20/13	1.55%	(23,245)
GMAC	2,700	9/20/08	6.40%	(81,555)
GMAC	14,000	12/20/12	6.30%	(2,378,304)
Residential Capital LLC	7,300	12/20/08	5.00%	(896,418)

Morgan Stanley:
Albertsons LLC	3,600	8/1/09	(0.85)%	(5,849)
ARAMARK	3,350	9/20/12	2.68%	(317,326)
Dow Jones CDX	4,950	12/20/12	3.75%	(437,673)
Great Lakes Chemical	5,500	7/15/09	(0.37)%	(18,126)
NRG Energy	5,000	6/20/10	(3.09)%	(25,601)
Nucor	10,000	3/20/13	(0.80)%	(32,562)

3.31.08 | PIMCO High Income Fund Annual Report 21

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) By Fund	Unrealized Appreciation (Depreciation)
Qwest	$5,000	6/20/10	(5.00)%	$(14,934)
Russian Federation	1,400	6/20/08	0.245%	38
TXU Energy	5,000	6/20/10	(4.75)%	(81,783)

Royal Bank of Scotland:
Nortel Networks	5,000	6/20/10	(7.45)%	17,444

UBS:
V.F. BP	10,000	3/20/13	(0.73)%	28,789
				$(16,206,692)

(d) Interest rate swap agreements outstanding at March 31, 2008:

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Barclays Bank		$17,700	6/18/10	3-Month USD-LIBOR	4.00%	$494,298
Barclays Bank	BRL	141,100	1/2/12	BRL-CDI-Compounded	10.68%	(4,711,400)
Citigroup	MXN	133,000	5/14/09	28-Day Mexico Interbank TIIE Banxico	7.91%	44,929
Deutsche Bank		$205,900	6/18/09	3-Month USD-LIBOR	4.00%	3,245,030
Deutsche Bank		105,900	6/18/10	3-Month USD-LIBOR	4.00%	2,626,708
Deutsche Bank		£400	9/15/10	6-Month GBP-LIBOR	5.00%	2,553
Goldman Sachs	BRL	18,000	1/2/12	BRL-CDI-Compounded	10.15%	(658,252)
Lehman Brothers		$660,000	4/21/17	4.648%	3-Month USD-LIBOR	(33,502,462)
Lehman Brothers		660,000	4/21/17	3-Month USD-LIBOR	5.815%	3,757,013
Lehman Brothers		400,000	7/20/17	4.93%	3-Month USD-LIBOR	(31,565,538)
Lehman Brothers		400,000	7/20/17	3-Month USD-LIBOR	6.245%	5,816,557
Morgan Stanley	MXN	162,000	5/14/09	28-Day Mexico Interbank TIIE Banxico	7.91%	54,460
Morgan Stanley		$39,400	6/18/09	3-Month USD-LIBOR	4.00%	619,306
Morgan Stanley		1,118,300	6/18/10	3-Month USD-LIBOR	4.00%	6,611,234
Morgan Stanley	BRL	174,100	1/2/12	BRL-CDI-Compounded	10.115%	(7,316,106)
Morgan Stanley		$138,700	6/18/15	3-Month USD-LIBOR	5.00%	2,567,793
Morgan Stanley		71,600	6/18/18	3-Month USD-LIBOR	5.00%	1,909,551
Royal Bank of Scotland		4,000	6/18/09	3-Month USD-LIBOR	5.00%	52,271
Royal Bank of Scotland		72,000	6/18/10	3-Month USD-LIBOR	4.00%	1,678,916
UBS		6,000	6/18/09	3-Month USD-LIBOR	5.00%	77,806
						$(48,195,333)

The Fund received $41,250,000 par value in U.S. Treasury Bills as collateral for swap contracts.

BRL—Brazilian Real

CDI—Inter-bank Deposit Certificate

GBP/£—British Pound

MXN—Mexican Peso

LIBOR—London Inter-Bank Offered Rate

TIIE—Inter-bank Equilibrium Interest Rate

22 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

3. Investments in Securities (continued)

(e) Forward foreign currency contracts outstanding at March 31, 2008:

	U.S.$ Value Origination Date	U.S.$ Value March 31, 2008	Unrealized Appreciation (Depreciation)
Purchased:
34,557,900 Brazilian Real settling 7/2/08	$18,609,532	$19,405,450	$795,918
1,004,212,915 Indian Rupee settling 5/12/08	25,000,000	24,936,524	(63,476)
279,687,500 Mexican Peso settling 7/10/08	25,000,000	25,897,275	897,275
633,250,000 Russian Ruble settling 7/10/08	25,000,000	26,799,099	1,799,099
22,875,000,000 South Korean Won settling 8/4/08	25,000,000	23,125,687	(1,874,313)
Sold:
3,265,000 British Pound settling 4/17/08	6,454,905	6,481,239	(26,334)
39,605,000 Euro settling 4/28/08	61,704,590	62,696,216	(991,626)
1,004,212,915 Indian Rupee settling 5/12/08	25,030,232	24,936,524	93,708
279,687,500 Mexican Peso settling 7/10/08	25,069,017	25,897,275	(828,258)
633,250,000 Russian Ruble settling 7/10/08	25,094,115	26,799,098	(1,704,983)
22,875,000,000 South Korean Won settling 8/4/08	25,061,627	23,125,687	1,935,940
			$32,950

4. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended March 31, 2008	Year ended March 31, 2007
Ordinary Income	$325,803,581	$227,359,407
Long-Term Capital Gains	20,131,973	23,660,203

At March 31, 2008 the tax character of distributable earnings of $2,219,476 was comprised of $1,849,544 of ordinary income and $369,932 of long-term capital gains.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended March 31, 2008, the Fund received $27,958,496 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $4,935,661 and realized capital losses of $120,897,854, arising after October 31, 2007. Such losses are treated as arising on April 1, 2008.

For the year ended March 31, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, and consent fees. The effect of these adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized losses by $13,912,405.

The cost basis of portfolio securities for federal income tax purposes is $2,727,715,871. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $39,539,962; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $190,993,031; net unrealized depreciation for federal income tax purposes is $151,453,069. The difference between book and tax appreciation is primarily attributable to wash sales, materially modified securities, and mark-to-market on option contracts.

5. Auction Preferred Shares

The Fund has issued 7,200 shares of Preferred Shares Series M, 7,200 shares of Preferred Shares Series T, 7,200 shares of Preferred Shares Series W, 7,200 shares of Preferred Shares Series TH and 7,200 shares of Preferred Shares Series F each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

3.31.08 | PIMCO High Income Fund Annual Report 23

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

5. Auction Preferred Shares (continued)

For year ended March 31, 2008, the annualized dividend rate ranged from:

	High	Low	At March 31, 2008
Series M	6.30%	3.002%	3.828%
Series T	6.30%	3.362%	3.362%
Series W	6.40%	3.468%	3.468%
Series TH	6.30%	3.167%	3.392%
Series F	6.30%	3.167%	3.588%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Fund, and the Fund’s outstanding common shares continue to trade on the NYSE without any change. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

6. Subsequent Common Dividend Declarations

On April 1, 2008, a dividend of $0.121875 per share was declared to common shareholders payable May 1, 2008 to shareholders of record on April 11, 2008.

On May 1, 2008, a dividend of $0.121875 per share was declared to common shareholders payable June 2, 2008 to shareholders of record on May 12, 2008.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these

24 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Notes to Financial Statements

March 31, 2008

7. Legal Proceedings (continued)

matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

3.31.08 | PIMCO High Income Fund Annual Report 25

PIMCO High Income Fund Financial Highlights

For a share of common stock outstanding throughout each period.

						For the period April 30, 2003*
	Year ended March 31,					through
	2008	2007	2006		2005	March 31, 2004
Net asset value, beginning of period	$15.19	$15.02	$15.02		$15.45	$14.33	**
Investment Operations:
Net investment income	1.71	1.68	1.66		1.65	1.28
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(2.64)	0.67	0.13		0.03	1.23
Total from investment operations	(0.93)	2.35	1.79		1.68	2.51
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.36)	(0.36)	(0.29)		(0.14)	(0.07)
Net realized gains	(0.04)	(0.03)	(0.00	)(a)	(0.01)	–
Total dividends and distributions on preferred shares	(0.40)	(0.39)	(0.29)		(0.15)	(0.07)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(1.33)	1.96	1.50		1.53	2.44
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.46)	(1.46)	(1.46)		(1.51)	(1.22)
Net realized gains	(1.12)	(0.33)	(0.04)		(0.45)	–
Total dividends and distributions to common shareholders	(2.58)	(1.79)	(1.50)		(1.96)	(1.22)
Capital Share Transactions:
Common stock offering costs charged to paid in capital in excess of par	–	–	–		–	(0.01)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–	–		–	(0.09)
Total capital share transactions	–	–	–		–	(0.10)
Net asset value, end of period	$11.28	$15.19	$15.02		$15.02	$15.45
Market price, end of period	$11.72	$15.96	$15.07		$14.08	$14.78
Total Investment Return (1)	(10.55)%	19.29%	18.35%		8.81%	7.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$1,319,726	$1,756,273	$1,720,103		$1,716,259	$1,765,102
Ratio of expenses to average net assets including interest expense (2)(3)	1.53%	1.55%	1.28%		1.26%	1.18	%(4)
Ratio of expenses to average net assets excluding interest expense (2)(3)	1.32%	1.28%	1.27%		1.26%	1.18	%(4)
Ratio of net investment income to average net assets (2)	12.49%	11.29%	11.02%		10.68%	9.34	%(4)
Preferred shares asset coverage per share	$61,644	$73,758	$72,762		$72,662	$74,024
Portfolio turnover	99%	53%	65%		40%	73%

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(a)	Less than $0.005 per common share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(4)	Annualized.

26 PIMCO High Income Fund Annual Report | 3.31.08 | See accompanying Notes to Financial Statements

PIMCO High Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO High Income Fund (the “Fund”) at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period April 30, 2003 (commencement of operations) through March 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 29, 2008

3.31.08 | PIMCO High Income Fund Annual Report 27

PIMCO High Income Fund Tax Information/Annual Shareholder Meeting Results/Portfolio
Management Update/Investment Policy Changes (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended (March 31, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended March 31, 2008 were as follows:

Dividends to common shareholders from ordinary income	$2.4448
Dividends to preferred shareholders from ordinary income	$1,162.1744

Distributions to common shareholders from long-term gains	$0.1356
Distribution to preferred shareholders from long-term gains	$121.6494

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended March 31, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on December 18, 2007. Common and/or Preferred shareholders voted to re-elect the Trustees as indicated below:

	Affirmative	Withheld Authority
Class I Trustee
Re-election of Hans W. Kertess, to serve until 2010	100,204,041	2,154,784
Elect of William B. Ogden, IV to serve until 2010	100,242,199	2,116,626
Re-election of Robert E. Connor* to serve until 2010	32,913	169

Class III Trustee
Elect of John C. Maney to serve until 2009	100,273,703	2,085,122

Messrs. Paul Belica, John J. Dalessandro II*, and R. Peter Sullivan III continue to serve as Trustees of the Fund.

  *    Preferred Shares Trustee

Portfolio Management Update

Mark Hudoff, who has been part of the Fund’s portfolio management team since inception (April 2003), assumed Mr. Ray Kennedy’s role as the Fund’s lead portfolio manager in May 1, 2007. Mr. Hudoff, an Executive Vice President at the Sub-Adviser, has over 17 years of investment experience and joined the Sub-Adviser in 1996. He was previously associated with BCA where he worked as a fixed income strategist.

Investment Policy Change

The Sub-Adviser’s prior policy of uniformly treating certain interests in bank loan as illiquid investments has been modified. The Fund has adopted policies pursuant to which the Sub-Adviser may determine that bank loan interests are liquid, which will be followed for purposes of determining compliance with the Fund’s investment restriction relating to investments in illiquid securities. Substantially all of the bank loan interests held by the Fund have been and will continue to be treated as liquid investments under the new policies.

28 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

3.31.08 | PIMCO High Income Fund Annual Report 29

PIMCO High Income Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

30 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for re-election

at 2010 annual meeting of shareholders.

Trustee/Director of 32 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003
Term of office: Expected to stand for re-election

at 2009 annual meeting of shareholders.

Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2003
Term of office: Expected to stand for re-election

at 2010 annual meeting of shareholders.

Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2003
Term of office: Expected to stand for re-election

at 2008 annual meeting of shareholders.

Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election

at 2010 annual meeting of shareholders.

Trustee/Director of 32 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2004
Term of office: Expected to stand for re-election

at 2008 annual meeting of shareholders.

Trustee/Director of 32 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

3.31.08 | PIMCO High Income Fund Annual Report 31

PIMCO High Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for re-election

at 2009 annual meeting of shareholders.

Trustee/Director of 69 Funds inFund Complex
Trustee/Director of no Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information dated April 24, 2003 which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

32 PIMCO High Income Fund Annual Report | 3.31.08

PIMCO High Income Fund Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 36 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2003

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 36 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 75 funds in the Fund Complex; Secretary & Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 75 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 75 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

William V. Healy Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 75 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 75 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 75 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 75 funds in the Fund Complex and The Korea Fund, Inc.; formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 32 Funds in the Fund Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008)

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

3.31.08 | PIMCO High Income Fund Annual Report 33

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Trustees and Principal Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Scott Whisten
Trustee	Assistant Treasurer
John C. Maney	Youse E. Guia
Trustee	Chief Compliance Officer
William B. Ogden, IV	William V. Healey
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary
Richard J. Cochran
Assistant Treasurer

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co. 801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On December 26, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $75,000 in 2007 and $78,000 in 2008.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2007 and $16,000 in 2008. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $12,500 in 2007 and $13,500 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO High Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

	g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $2,307,704 and the 2008 Reporting Period was $3,394,473

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO HIGH INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  TheTrust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of August 28, 2008, the following individual has primary responsibility for the day-to-day management of the PIMCO High Income Fund (PHK) (the “Fund”):

Mark T. Hudoff
Mr. Hudoff has been the portfolio manager of the Fund since May 2007.

Mr. Hudoff is an Executive Vice President and lead portfolio manager in the High Yield team. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started at PIMCO as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO’s European High Yield strategies. Upon returning to the US in 2004, Mr. Hudoff founded and developed PIMCO’s Global High Yield practice, while also managing U.S. High Yield portfolios. Mr. Hudoff has 21 years of investment experience and holds a Bachelor’s Degree in Economics from Arizona State University and an MBA in Finance from the University of Chicago School of Business.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund that were managed by the Portfolio Manager as of March 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
PM	Fund	#	AUM($million)	#		AUM($million)		#	AUM($million)
Mark T. Hudoff	PHK	9	9,587.72	26	*	8,004.47	*	21	4,201.73

* Of these other pooled investment vehicles, two accounts totaling $609.40 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of has positions with the Fund, the portfolio manager know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

 (a) (3)

As of March 31, 2008, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 3/31/08.

PIMCO High Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark T. Hudoff	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May yet Be Purchased Under the Plans or Programs
April 2007	N/A	$15.190	73,527	N/A
May 2007	N/A	$15.419	71,168	N/A
June 2007	N/A	$15.571	70,839	N/A
July 2007	N/A	$14.659	74,183	N/A
August 2007	N/A	$13.510	79,699	N/A
September 2007	N/A	$13.880	78,705	N/A
October 2007	N/A	$14.330	75,645	N/A
November 2007	N/A	—	—	N/A
December 2007	N/A	—	—	N/A
January 2008	N/A	$12.010	723,312	N/A
February 2008	N/A	$12.521	73,703	N/A
March 2008	N/A	$11.438	96,960	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO High Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date August 28, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date August 28, 2008

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date August 28, 2008